     Exhibit 99.1
Investor Conference Presentation

ABOUT FORWARD-LOOKING STATEMENTS: This presentation contains certain "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, and Section 21E of the Securities Exchange Act of 1934, which are intended to be covered by the safe harbors created by those laws. These forward- looking statements include information about possible or assumed future results of our operations. All statements, other than statements of historical facts, included in this presentation that address activities, events or developments that we expect or anticipate may occur in the future, including, such things as future capital expenditures, business strategies, competitive strengths, goals, growth of our business and operations, plans, and references to future successes may be considered forward-looking statements. Also, when we use the words such as "anticipate", "believe", "estimate", "expect", "intend", "plan", "probably", or similar expressions, we are making forward-looking statements. Many risks and uncertainties may impact the matters addressed in these forward-looking statements. Many possible events or factors could affect our future financial results and performance. These could cause our results or performance to differ materially from those we express in our forward-looking statements. Although we believe that the assumptions underlying our forward-looking statements are reasonable, any of these assumptions, and therefore also the forward-looking statements based on these assumptions, could themselves prove to be inaccurate. In light of the significant uncertainties inherent in the forward-looking statements included in this presentation, our inclusion of this information is not a representation by us or any other person that our objectives and plans will be achieved. Our forward-looking statements speak only as of the date made and we will not update these forward-looking statements unless the securities laws require us to do so. In light of these risks, uncertainties and assumptions, the forward-looking events discussed in this presentation may not occur. PRESENTATION FORMATTING: Certain figures included in this publication have been rounded for presentation and are provided for comparative purposes only. Our periodic reports filed with the Securities and Exchange Commission contain more detailed information, including specific figures. NOTICE ABOUT THIS PRESENTATION

OVERVIEW HCC 3 (r)

CORPORATE PROFILE Specialty Insurance since 1974 Based in Houston, Texas with offices across the USA and international offices in Bermuda, Ireland, Spain and the U.K. Diversified operations include: P&C and Life, Accident & Health Domestic and International Underwriting and Fee Based Rated AA (Very Strong) by Standard & Poor's, AA (Very Strong) by Fitch Ratings and A+ (Superior) by A.M. Best Company

CORPORATE PHILOSOPHY Long Term Growth of Shareholders' Equity through: Capital Preservation Prudent Risk Management Diversification of Operations Disciplined Underwriting Cycle Management Conservative Investment Philosophy

SHAREHOLDERS' EQUITY ($ in millions) See Notice About This Presentation 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 9/30/2008 S/E 440430000 458439000 530930000 763453000 882907000 1047000000 1323665000 1700000000 2043000000 2440000000 2547457000

GROWTH IN BOOK VALUE (per share data) See Notice About This Presentation 2003 2004 2005 2006 2007 9/30/2008 BV 10.91 12.99 15.26 18.28 21.21 22.13 12/31/03 - 9/30/08 CAGR = 16.1%

OPERATIONS HCC 8 (r)

LINES OF BUSINESS Diversified Financial Products Group Life, Accident & Health Aviation London Market Other Specialty Lines

DIVERSIFIED FINANCIAL PRODUCTS Directors' and Officers' Liability Errors and Omissions Surety Fidelity Credit Employment Practices Liability Financial Products

GROUP LIFE, ACCIDENT & HEALTH Medical Stop-Loss Specialty Disability Group Life Insurance Medical Excess Insurance Alternative Workers Comp / Occupational Accident Insurance Short Term Medical

AVIATION Pleasure and Business Aircraft Owners and Pilots Rotor Wing Aircraft Foreign Commuter Airlines Cargo Operations Military and Law Enforcement Antique and Vintage Aircraft Do not write Major Airlines, Product Manufacturers and Satellites

LONDON MARKET ACCOUNT Energy, Onshore and Offshore Marine Property Accident and Health

OTHER SPECIALTY LINES Event and Contingency Brown Water Marine U.K. Liability Public Entity DIC

2003 2004* 2005* 2006 2007 Peer Group Average** 0.959 0.934 0.91 0.844 0.841 Industry Combined Ratio 1.001 0.989 1.012 0.922000000232828 0.949 HCC GAAP Combined Ratio 0.907 0.905 0.932 0.842 0.834 COMBINED RATIO (* affected by catastrophes) See Notice About This Presentation

FINANCIALS HCC 16 (r)

STRONG BALANCE SHEET HCC 17 (r)

BUILDING THE BALANCE SHEET OUR STRATEGY Underwriting Profitability Organic Growth Retentions Duration of Loss Reserves Investment Income Acquisitions

BALANCE SHEET STRENGTHS High Quality Investment Portfolio Solid Reinsurance Security Conservative Loss Reserves Strong Liquidity Low Debt to Total Capital Ratio of 12.8% Shareholders' Equity of $2.5 Billion Assets of $8.4 Billion See Notice About This Presentation

NET LOSS RESERVES ($ in millions) See Notice About This Presentation 2003 2004 2005 2006 2007 9/30/2008 Net IBNR 516 768 1073 1187 1304 Net Loss Reserves 710 1060 1530 2110 2340 2490 Net Case Reserves 544 762 1037 1153 1186 $1,060 $1,530 $2,110 $2,340 $2,490

OPERATING CASH FLOW ($ in millions) See Notice About This Presentation 2003 2004 2005 2006 2007 9/30/2008 Cash Flow 570 670 620 650 730 400

INVESTMENT ASSETS ($ in millions) See Notice About This Presentation 2003 2004 2005 2006 2007 9/30/2008 Investment Assets 1710 2470 3260 3930 4670 4820

Fixed Income Securities Average Rating AA+ Average Duration 5.1 years Average Life 6.9 years Average Yield 5.2% Fixed Income Securities $ 3,934.6 Short-term Investments 751.6 Other Investments 135.5 Total Invested Assets $ 4,821.8 See Notice About This Presentation INVESTED ASSETS September 30, 2008 ($ in millions and at fair value)

Taxable Securities Tax Exempt Securities Other Cash Short Term Investments 6/30/2007 44 37 3 1 15 CONSERVATIVE INVESTMENT PORTFOLIO (Cash and Investments) See Notice About This Presentation September 30, 2008 $4.8 billion Short Term Investments - 15% Tax Exempt Securities - 37% Average Rating - AA+ Average Maturity: 10.3 years Duration: 7.1 years Taxable Securities - 44% Average Rating - AA+ Average Maturity: 4.2 years Duration: 3.5 years Other - 3% Cash - 1%

INVESTMENTS SUBPRIME/CREDIT MARKET EXPOSURE Minimal Subprime / Alt A Quality Municipal Bond Portfolio AAA Commercial Mortgage Backed Securities Quality Short-Term Investments No CDOs or CLOs See Notice About This Presentation

TOTAL ASSETS ($ in millions) See Notice About This Presentation 2003 2004 2005 2006 2007 9/30/2008 Total Assets 4900 5900 7000 7600 8100 8400

SHAREHOLDERS' EQUITY ($ in millions) See Notice About This Presentation 2003 2004 2005 2006 2007 9/30/2008 SE 1050 1330 1690 2040 2440 2550

INCOME STATEMENT HCC 28 (r)

WRITTEN PREMIUM ($ in millions) 2003 2004 2005 2006 2007 9/30/2008 Gross Written Premium 1620 1980 2040 2240 2450 1890 Net Written Premium 870 1110 1500 1810 1990 1560 See Notice About This Presentation

NET EARNED PREMIUM ($ in millions) 2003 2004 2005 2006 2007 9/30/2008 NEP 738 1010 1370 1710 1990 1510 See Notice About This Presentation

FEE & COMMISSION INCOME ($ in millions) 2003 2004 2005 2006 2007 9/30/2008 F&C 143 184 133 137 140 100 See Notice About This Presentation

INVESTMENT INCOME ($ in millions) 2003 2004 2005 2006 2007 9/30/2008 Investment Income 47 65 99 153 206 131 See Notice About This Presentation

TOTAL REVENUE ($ in millions) 2003 2004 2005 2006 2007 9/30/2008 Total Revenur 940 1280 1640 2080 2390 1730 See Notice About This Presentation

NET EARNINGS ($ in millions, * affected by catastrophes) 2003 2004* 2005* 2006 2007 9/30/08* Net Earnings 142 163 191 342 395 232 See Notice About This Presentation

NET EARNINGS PER DILUTED SHARE (* affected by catastrophes) 2003 2004* 2005* 2006 2007 9/30/08* Net Earnings per diluted share 1.47 1.65 1.75 2.93 3.38 2.01 See Notice About This Presentation

SUMMARY HCC 36 (r)

2003 2004* 2005* 2006 2007 Industry Average 0.113 0.125 0.111 0.155 0.112 HCC Average 0.171 0.171 0.171 0.171 0.171 HCC 0.147 0.137 0.127 0.183 0.176 See Notice About This Presentation RETURN ON AVERAGE EQUITY (* affected by catastrophes)

HCC KEY STRENGTHS Specialty lines only, across property & casualty and life, accident & health segments of the insurance industry Strong management and underwriting talent Conservatively assess catastrophe exposures and purchase adequate reinsurance to protect shareholders' equity No significant net loss reserve development Credit market difficulties should not pose major issues Consistent ROAE averaging 15.4% during past 5 years despite three years of major windstorm catastrophes See Notice About This Presentation

ABOUT FORWARD-LOOKING STATEMENTS: This presentation contains certain "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, and Section 21E of the Securities Exchange Act of 1934, which are intended to be covered by the safe harbors created by those laws. These forward- looking statements include information about possible or assumed future results of our operations. All statements, other than statements of historical facts, included in this presentation that address activities, events or developments that we expect or anticipate may occur in the future, including, such things as future capital expenditures, business strategies, competitive strengths, goals, growth of our business and operations, plans, and references to future successes may be considered forward-looking statements. Also, when we use the words such as "anticipate", "believe", "estimate", "expect", "intend", "plan", "probably", or similar expressions, we are making forward-looking statements. Many risks and uncertainties may impact the matters addressed in these forward-looking statements. Many possible events or factors could affect our future financial results and performance. These could cause our results or performance to differ materially from those we express in our forward-looking statements. Although we believe that the assumptions underlying our forward-looking statements are reasonable, any of these assumptions, and therefore also the forward-looking statements based on these assumptions, could themselves prove to be inaccurate. In light of the significant uncertainties inherent in the forward-looking statements included in this presentation, our inclusion of this information is not a representation by us or any other person that our objectives and plans will be achieved. Our forward-looking statements speak only as of the date made and we will not update these forward-looking statements unless the securities laws require us to do so. In light of these risks, uncertainties and assumptions, the forward-looking events discussed in this presentation may not occur. PRESENTATION FORMATTING: Certain figures included in this publication have been rounded for presentation and are provided for comparative purposes only. Our periodic reports filed with the Securities and Exchange Commission contain more detailed information, including specific figures. NOTICE ABOUT THIS PRESENTATION